Exhibit 10.31.1

AMENDMENT TO NOTE AGREEMENT



     AMENDMENT dated September 26, 1997 (herein, the "Amendment") by and among WESTERN NATIONAL LIFE INSURANCE COMPANY, a Texas corporation having its principal place of business in Houston, Texas ("WLIC"), ML CBO VII, Series 1997-C-3 ("ML CBO3"), a Cayman Islands entity having its principal place of business in George Town, Grand Cayman, ROYALTON COMPANY, a Cayman Islands entity having its principal place of business in George Town, Grand Cayman ("Royalton")(WLIC, ML CBO3 and Royalton are sometimes referred to collectively as the "Purchasers") and THE ROCKY RIVER REALTY COMPANY, a Connecticut corporation having its principal place of business in Berlin, Connecticut (the "Company").

     WHEREAS, pursuant to certain Note Agreements dated April 14, 1992 between the Company and the institutional investors named therein (collectively, the "Note Agreement") and certain other Operative Agreements, as defined in the Note Agreement, the Company issued $15,000,000 aggregate principal amount of 8.81% Guaranteed Senior Secured Notes, Series A, due April 14, 2007 (the "Series A Notes"). As contemplated by and provided for in the Note Agreement and this Amendment, certain of the Series A Notes have been assigned and transferred by the original holders thereof to WLIC and ML CBO3 and the remaining outstanding Series A Notes have been repurchased by the Company and are being reissued to Royalton as of the date hereof (the "Note Reissue"); and

     WHEREAS, the Purchasers and the Company have determined that certain technical amendments to the Note Agreement are desirable to effect the Note Reissue.

     NOW THEREFORE, the parties hereto agree as follows:

1.   Amendment

     (a) A new sentence is hereby added to the end of Section 4.2(b)(ii) of the Note Agreement as follows:

"Notwithstanding the foregoing, the Company in its sole discretion may, prior to such closing, repurchase any such Notes for reissuance under the terms set forth in such written commitment letter as provided in this subsection and all or any of such repurchased Notes may be reissued by the Company at any time thereafter and, as reissued, the Notes and the holders thereof shall be fully entitled to all the benefits, obligations and provisions of this Agreement."

     (b) The first sentence of Section 14.5 of the Note Agreement is hereby amended by the addition of the words "Other than as set forth in Section 4.2(b)(ii)," to the beginning of the sentence.

     (c) The definition of "Operative Agreements" set forth in Section 3.1(b) of the Note Agreement is hereby amended to read as follows:

"(b) each other agreement or instrument executed and delivered at the Closing, all as amended or supplemented from time to time, including, but not limited to, the Extension of Note Guaranty by Guarantor dated September 26, 1997 and the Modification of and Confirmation of Assignment of Leases, Permits and Profits, Security Agreement and Negative Pledge dated September 26, 1997."

2.   Miscellaneous.

     (a) All references to the "Agreement" in the Note Agreement, and all other documents executed in connection therewith, shall be deemed to refer to the "Agreement" as amended hereby.

     (b) The Note Agreement and all other documents executed in connection therewith shall each be deemed amended, to the extent necessary, if any, to give effect to the provisions of this Amendment.

     (c) As hereby amended, the Note Agreement is in all respects reaffirmed, ratified and confirmed for the benefit of each of the Series A Noteholders as of the date hereof.

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed on the date first written above.

ROYALTON COMPANY                   THE ROCKY RIVER REALTY COMPANY
By Pacific Investment
  Management Company, as
  its Investment Advisor           By  s/s David R. McHale
                                          David R. McHale
                                          Assistant Treasurer
By  s/s Raymond Kennedy
      Its Vice President

WESTERN NATIONAL LIFE INSURANCE         ML CBO VII, Series 1997-C-3
  COMPANY                               By CONSECO Capital Management, Inc.,
By CONSECO Capital Management, Inc.,    acting as Investment Advisor
acting as Investment Advisor


By  s/s   Gary F. Greaur                          By  s/s Gary F. Greaur
      Its Assistant Vice President           Its  Assistant Vice President